EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND
(the “Fund”)
Supplement to Prospectus dated March 1, 2024 and
Summary Prospectus dated March 1, 2024 as revised April 11, 2024

EATON VANCE HIGH INCOME OPPORTUNITIES FUND
EATON VANCE MULTI-ASSET CREDIT FUND
EATON VANCE SHORT DURATION HIGH INCOME FUND
(each, a “Fund”)
Supplement to Prospectuses and each Fund’s Summary Prospectus dated March 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.	Eaton Vance Emerging and Frontier Countries Equity Fund’s primary benchmark is now the MSCI Emerging Markets Index.
2.	Eaton Vance High Income Opportunities Fund’s primary benchmark is now the Bloomberg US Universal Index.
3.	Eaton Vance Multi-Asset Credit Fund’s primary benchmark is now the Bloomberg US Universal Index.
4.	Eaton Vance Short Duration High Income Fund’s primary benchmark is now the Bloomberg US Universal Index.

References to other benchmark indexes in each Fund’s prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43610 5.1.24